UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2008

K12 Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Corporate Park Drive, Herndon, Virginia		20171
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 30, 2008, K12 Inc. (the "Company") issued a press release announcing that is was transferring the listing of its common stock, $0.0001 par value (the "Common Stock") from NYSE Arca to the New York Stock Exchange, Inc. On December 31, 2008, the Company issued a press release announcing that it had given notice of its intention to voluntarily delist its Common Stock from NYSE Arca. Both press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively and are incorporated herein by reference. The Common Stock had traded on NYSE Arca since the Company's initial public offering in December 2007. The Company is now completing the process of delisting its Common Stock from NYSE Arca.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

January 5, 2009	By:	/s/ Christopher R. Ryan

Name: Christopher R. Ryan
Title: Deputy General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release concerning the transfer of trading to the NYSE, dated December 30, 2008
99.2	Press Release concerning the voluntary delisting from NYSE Arca, dated December 31, 2008